UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2010

PS BUSINESS PARKS, INC.
 (Exact name of registrant as specified in its charter)

California	1-10709	95-4300881
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2397
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 244-8080

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 24, 2010, PS Business Parks, Inc. (the “Company”) issued a press release announcing the election by the Board of Directors of the Company of Sara Grootwassink Lewis as a member of the Board of Directors of the Company, effective February 19, 2010. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.

There is no arrangement or understanding pursuant to which Ms. Lewis was nominated or elected as a director, and there have been no transactions, either since the beginning of the Company’s last fiscal year or that are currently proposed, regarding Ms. Lewis that are required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K. Ms. Lewis has not been appointed to committees of the Board of Directors at this time.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1—Press release dated February 24, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2010

PS BUSINESS PARKS, INC.

By: /s/ Stephanie G. Heim
Stephanie G. Heim
Vice President